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                                                                   EXHIBIT 10.13


                             SHAREHOLDERS AGREEMENT

     This SHAREHOLDERS AGREEMENT (this "Agreement") is entered into this 2nd day of October, 1999 by and among CLEAR CHANNEL COMMUNICATIONS, INC., a Texas corporation ("Parent"), L. LOWRY MAYS and 4-M PARTNERS, LTD., a Texas limited partnership (the "Existing Shareholders"), and the other parties listed on the signature page hereof (the "New Shareholders").

                                  WITNESSETH:

     WHEREAS, Parent, CCU Merger Sub, Inc., a Delaware corporation ("Merger Sub"), and AMFM INC., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the "Merger");

     WHEREAS, as of the date hereof, the New Shareholders together are significant shareholders of the Company, and upon consummation of the Merger in accordance with the Merger Agreement, the New Shareholders will become significant shareholders of Parent immediately after the Merger;

     WHEREAS, as of the date hereof, the Existing Shareholders together are significant shareholders of Parent and together will continue to be significant shareholders of Parent immediately after the Merger; and

     WHEREAS, Parent, the Existing Shareholders and the New Shareholders wish to provide for and acknowledge certain arrangements and understandings respecting the share ownership of the Existing Shareholders and the New Shareholders and certain other matters.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, the New Shareholders and the Existing Shareholders hereby agree as follows:

                                   ARTICLE 1

                              CERTAIN DEFINITIONS

     Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement. In addition, the following terms, as used in this Agreement, shall have the respective meanings set forth in this Article 1:

     "Affiliate" of any Person, means (i) another Person that, directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such first Person; (ii) another Person whose assets are attributable to such first Person pursuant to the attribution rules and regulations of the Communications Act; or (iii) another Person who is a member of a 13d Group with such first Person. Notwithstanding the foregoing, for purposes of this Agreement, no Existing Shareholder shall constitute an "Affiliate" of any New Shareholder, and no New Shareholder shall constitute an "Affiliate" of any Existing Shareholder.

     "Beneficial owner" or "beneficially owned" or "beneficial ownership" shall have the meaning assigned to such term in Rule 13d-3 under the Exchange Act.

     "Board" or "Board of Directors" means the board of directors of Parent, as constituted from time to time.

     "Business Combination Transaction" shall mean (A) a (i) merger, (ii) consolidation, (iii) "business combination" as defined in Part Thirteen of the Texas Business Corporation Act as in effect on the date hereof, (iv) compulsory share exchange, (v) recapitalization, or (vi) a transaction in which Parent or any


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successor or Subsidiary of Parent is a constituent corporation or to which
Parent or any successor or Subsidiary of Parent is a party, or (B) a sale of a substantial portion of the assets of Parent or any successor, division or Subsidiary of Parent; provided, however, for purposes of this Agreement, none of the foregoing shall constitute a "Business Combination Transaction" if the beneficial ownership of the capital stock of Parent or the surviving entity (following a merger in which Parent ceases to exist) immediately after the consummation of the transaction is substantially the same as the beneficial ownership of the capital stock of Parent immediately prior to the transaction.

     "Buy-Sell Agreement" means that certain Buy-Sell Agreement, dated May 31, 1977, by and among Parent, L. Lowry Mays, and B.J. McCombs.

     "Common Stock" means the common stock of Parent, par value $0.10 per share.

     "Communications Act" means the Communications Act of 1934, as amended, and any regulations promulgated thereunder.

     "Effective Time" means the time at which the Merger becomes effective.

     "Exchange Act" means the Securities Exchange act of 1934, as amended, or any successor federal statute, as in effect from time to time.

     "FCC" means the Federal Communications Commission.

     "FCC Rule" means any FCC rule, regulation or policy regarding ownership of, control over, or any relationship with any medium of mass communication.

     "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     "Independent Director" means, with respect to a matter presented to the Board of Directors for approval, any member of the Board of Directors who (i) is not a Director Nominee in Section 5.17 of the Merger Agreement and (ii) under the Texas Business Corporation Act, does not have an interest in the matter presented for approval.

     "Non-Listed Assets" means all radio, television, and outdoor advertising assets owned by any New Shareholder or any Affiliate of a New Shareholder from time to time that are not listed on Schedule 4.2 hereto.

     "Person" means any natural person, firm, individual, business trust, trust, association, corporation, partnership, joint venture, company, unincorporated entity or Governmental Entity.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, as in effect from time to time.

     "Subsidiary" or "Subsidiaries" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

     "13d Group" means a group with in the meaning of Section 13(d)(3) of the Exchange Act.

     "Voting Power" means, with respect to Voting Securities, the maximum number of votes that the holders of Voting Securities are entitled (at the time of determination of Voting Power) to vote in the election of directors (except to the extent such voting rights are contingent upon dividend arrearages or similar circumstances).

     "Voting Securities" means the Common Stock and any other securities of Parent or its successors that are entitled by their terms to vote generally in the election of directors of Parent or its successors and all options, rights, warrants and other securities convertible into, or exercisable or exchangeable for, any shares of the Common Stock or other securities possessing such voting rights.


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                                   ARTICLE 2

                             SHAREHOLDER ACTIVITIES

     Section 2.1. Certain Agreements of the New Shareholders.

     (a) General. The New Shareholders jointly and severally covenant and agree that from and after the Effective Time, except as specifically permitted or contemplated by this Agreement or unless previously approved in writing by Parent upon the approval of a majority of the Independent Directors or with the approval of the Chief Executive Officer of Parent, the New Shareholders and their Affiliates will not in any manner, directly or indirectly, acting alone or in concert with others:

          (i) beneficially own or seek to beneficially own, directly or indirectly, Voting Securities of Parent such that the aggregate beneficial ownership of the New Shareholders and their Affiliates exceeds 20% of the total Voting Securities of Parent outstanding at any time (such 20% limitation of the total Voting Securities outstanding from time to time shall be referred to as the "Percentage Limitation");

          (ii) acquire or offer, agree, attempt, seek, propose, or announce an intention to acquire, directly or indirectly, by purchase or otherwise, any Voting Securities (or any direct or indirect beneficial ownership, rights, options or interests therein), if after the consummation of such acquisition the New Shareholders and their Affiliates would have an aggregate beneficial ownership of Voting Securities in excess of the Percentage Limitation;

          (iii) acquire or offer, agree, attempt, seek, propose, or announce an intention to acquire, directly or indirectly, by purchase or otherwise, any assets of Parent or any of its successors or Subsidiaries;

          (iv) (A) solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined or used in Regulation 14A under the Exchange Act) of proxies or consents with respect to securities of Parent or any of its successors or Subsidiaries; (B) initiate any shareholder proposal or "election contest" (as such term is defined or used in Rule 14a-11 under Exchange Act) with respect to Parent or any of its successors or Subsidiaries; or (C) directly or indirectly, advise, assist, encourage, induce, or act as a financing source for others to take any such action;

          (v) take any action for the purpose of (A) convening a meeting of the shareholders of Parent or any of its successors or Subsidiaries; (B) taking action by written consent of the shareholders of Parent or any of its successors or Subsidiaries; or (C) directly or indirectly, advise, assist, encourage, induce, or act as a financing source for others to take such action;

          (vi) except in connection with actions otherwise permitted by this Agreement, make any public announcement or disclosure relating to (A) the acquisition of Voting Securities that would result in the aggregate beneficial ownership of Voting Securities of the New Shareholders and their Affiliates exceeding the Percentage Limitation; (B) a proposal for a Business Combination Transaction; or (C) a tender offer or exchange offer for Voting Securities;

          (vii) except as permitted by Section 3.1, enter into or agree, offer, commence, propose or seek to enter into, discuss, or otherwise be involved in or part of, directly or indirectly, any (A) tender offer or exchange offer for Voting Securities or (B) any Business Combination Transaction;

          (viii) request or solicit any Person or negotiate with any Person to
     (A) make a tender offer or exchange offer for Voting Securities or (B) make a Business Combination Transaction;

          (ix) make any proposal (A) to Parent or its Board of Directors for a Business Combination Transaction or (B) for a tender offer or exchange offer for Voting Securities;

          (x) except in connection with bona fide estate planning activities undertaken by a New Shareholder who is an individual, deposit Voting Securities into a voting trust or subject Voting Securities to voting agreements, or grant any proxy with respect to any Voting Securities to any person not designated by Parent's Board of Directors, other than in connection with a bona fide pledge of Voting Securities by a New Shareholder who is an individual;


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          (xi) form, join or in any way participate in a 13d Group for the purpose of taking any action restricted or prohibited under any clause of this Subsection (a) of Section 2.1;

          (xii) disclose publicly any intention, plan or arrangement inconsistent with the foregoing or the other provisions of this Agreement relating to any Voting Securities; or

          (xiii) enter into any discussions, negotiations, arrangements or understandings with any third party with a view to, or advise, aid, abet, solicit, induce, encourage, or finance in whole or in part, any action prohibited by any clause of this Subsection (a) of Section 2.1 if such action were taken by the New Shareholders or their Affiliates or which action would be prohibited by any clause of this Subsection (a) of Section
     2.1 if such third party were a New Shareholder or an Affiliate of a New Shareholder.

     (b) Suspension. The agreements contained in Subsection (a) of this Section
2.1 shall not apply during the pendency of a Business Combination Transaction approved by a majority of the Independent Directors.

     Section 2.2. Certain Agreements of the Existing Shareholders.

     (a) General. The Existing Shareholders jointly and severally covenant and agree that from and after the Effective Time, except as specifically permitted or contemplated by this Agreement or unless previously approved in writing by Parent upon the approval of a majority of the Board of Directors (not including any Existing Shareholder as a member of the Board of Directors for purposes of determining such approval), the Existing Shareholders will not in any manner, directly or indirectly acting alone or in concert with others:

          (i) beneficially own or seek to beneficially own, directly or indirectly, Voting Securities of Parent such that the aggregate beneficial ownership of the Existing Shareholders exceeds the Percentage Limitation;

          (ii) acquire or offer, agree, attempt, seek, propose, or announce an intention to acquire, directly or indirectly, by purchase or otherwise, any Voting Securities (or any direct or indirect beneficial ownership, rights, options or interests therein), if after the consummation of such acquisition the Existing Shareholders would have an aggregate beneficial ownership of Voting Securities in excess of the Percentage Limitation;

          (iii) acquire or offer, agree, attempt, seek, propose, or announce an intention to acquire, directly or indirectly, by purchase or otherwise, any assets of Parent or any of its successors or Subsidiaries;

          (iv) (A) solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined or used in Regulation 14A under the Exchange Act) of proxies or consents with respect to securities of Parent or any of its successors or Subsidiaries; (B) initiate any shareholder proposal or "election contest" (as such term is defined or used in Rule 14a-11 under Exchange Act) with respect to Parent or any of its successors or Subsidiaries; or (C) directly or indirectly, advise, assist, encourage, induce, or act as a financing source for others to take any such action;

          (v) take any action for the purpose of (A) convening a meeting of the shareholders of Parent or any of its successors or Subsidiaries; (B) taking action by written consent of the shareholders of Parent or any of its successors or Subsidiaries; or (C) directly or indirectly, advise, assist, encourage, induce, or act as a financing source for others to take such action;

          (vi) except in connection with actions otherwise permitted by this Agreement, make any public announcement or disclosure relating to (A) the acquisition of Voting Securities that would result in the aggregate beneficial ownership of Voting Securities of the Existing Shareholders exceeding the Percentage Limitation; (B) a proposal for a Business Combination Transaction; or (C) a tender offer or exchange offer for Voting Securities;


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          (vii) except as permitted by Section 3.3, enter into or agree, offer, commence, propose or seek to enter into, discuss, or otherwise be involved in or part of, directly or indirectly, any (A) tender offer or exchange offer for Voting Securities or (B) any Business Combination Transaction;

          (viii) request or solicit any Person or negotiate with any Person to
     (A) make a tender offer or exchange offer for Voting Securities or (B) make a Business Combination Transaction;

          (ix) make any proposal for (A) any Business Combination Transaction to Parent or its Board of Directors or (B) a tender offer or exchange offer for Voting Securities;

          (x) except in connection with bona fide estate planning activities undertaken by an Existing Shareholder who is an individual, deposit Voting Securities into a voting trust or subject Voting Securities to voting agreements or grant any proxy with respect to any Voting Securities to any person not designated by Parent's Board of Directors, other than in connection with a bona fide pledge of Voting Securities by an Existing Shareholder who is an individual;

          (xi) form, join or in any way participate in a 13d Group for the purpose of taking any action restricted or prohibited under any clause of this Subsection (a) of Section 2.2;

          (xii) disclose publicly any intention, plan or arrangement inconsistent with the foregoing or the other provisions of this Agreement relating to any Voting Securities; or

          (xiii) enter into any discussions, negotiations, arrangements or understandings with any third party with a view to, or advise, aid, abet, solicit, induce, encourage, or finance in whole or in part, any action prohibited by any clause of this Subsection (a) of Section 2.2 if such action were taken by an Existing Shareholder or which action would be prohibited by any clause of this Subsection (a) of Section 2.2 if such third party were an Existing Shareholder.

     (b) Suspension. The agreements contained in Subsection (a) of this Section
2.2 shall not apply to prevent the parties to the Buy-Sell Agreement from exercising any and all rights thereunder and shall not apply during the pendency of a Business Combination Transaction approved by a majority of the Board of Directors.

                                   ARTICLE 3

                            RESTRICTIONS ON TRANSFER

     Section 3.1. Transfer Restrictions Applicable to the New Shareholders. The parties hereto agree that from and after the Effective Time the New Shareholders and their Affiliates may, at any time, directly or indirectly, sell, transfer any beneficial interest in, pledge, hypothecate or otherwise dispose, or offer or enter into any agreement or understanding to sell, any Voting Securities; provided, however, the New Shareholders agree that they and their Affiliates may not sell Voting Securities, to a Person who, after consummation of such sale, will beneficially own, directly or indirectly, more than 20% of the outstanding Voting Securities, except (a) upon the prior consent of a majority of the Independent Directors specifically expressed in a resolution; (b) in connection with a tender offer or exchange offer, Business Combination Transaction, or a similar transaction recommended by a majority of the Independent Directors; (c) in response to a tender offer or exchange offer not approved by the Independent Directors if (X) no New Shareholder or Affiliate of a New Shareholder, directly or indirectly, initiated or commenced or advised, assisted, encouraged, induced, or acted as a financing source for others to commence such tender offer or exchange offer; (Y) holders of no less than 51% (excluding the Voting Securities beneficially owned by the New Shareholders and their Affiliates) of the total outstanding Voting Securities (including the Voting Securities beneficially owned by the New Shareholders and their Affiliates) subject to the tender offer or exchange offer have affirmatively accepted such offer and deposited the Voting Securities in accordance with the terms of the offer; and (Z) no New Shareholder or Affiliate of a New Shareholder made any public or private disclosure of its intention to participate in the tender offer or exchange offer prior to acceptance by no less than 51% of the total outstanding Voting Securities as described in (Y) above; or (d) in connection with a Business Combination Transaction, whether or not recommended by a majority


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of the Independent Directors, that occurred by operation of law provided that the New Shareholders and their Affiliates were otherwise in compliance with this Agreement.

     Section 3.2. Notice of Distributions. In connection with any dividend or distribution to the holders of equity interests of any New Shareholder that is a partnership, corporation or other entity, each New Shareholder that is a partnership, corporation or other entity severally agrees to provide Parent with at least ten (10) days prior written notice of such dividend or distribution to its equity holders.

     Section 3.3. Transfer Restrictions Applicable to the Existing
Shareholders. The parties hereto agree that from and after the Effective Time the Existing Shareholders may, at any time, directly or indirectly, sell, transfer any beneficial interest in, pledge, hypothecate or otherwise dispose, or offer or enter into any agreement or understanding to sell, any Voting Securities; provided, however, the Existing Shareholders agree that they may not sell Voting Securities to a Person, who after consummation of such sale, will beneficially own, directly or indirectly, more than 20% of the outstanding Voting Securities of Parent, except (a) upon the prior consent of a majority of the Board of Directors specifically expressed in a resolution; (b) in connection with a tender offer or exchange offer, Business Combination Transaction, or a similar transaction recommended by the Board of Directors; (c) in response to a tender offer or exchange offer not approved by the Board of Directors if (X) no Existing Shareholder, directly or indirectly, initiated or commenced or advised, assisted, encouraged, induced, or acted as a financing source for others to commence such tender offer or exchange offer; (Y) holders of no less than 51% (excluding the Voting Securities beneficially owned by the Existing Shareholders) of the total outstanding Voting Securities (including the Voting Securities beneficially owned by the Existing Shareholders) subject to the tender offer or exchange offer have affirmatively accepted such offer and deposited the Voting Securities in accordance with the terms of the offer; and
(Z) no Existing Shareholder made any public or private disclosure of its intention to participate in the tender offer or exchange offer prior to acceptance by no less than 51% of the total outstanding Voting Securities as described in (Y) above; or (d) in connection with a Business Combination Transaction, whether or not recommended by a majority of the Board of Directors, that occurred by operation of law, provided that the Existing Shareholders were otherwise in compliance with this Agreement.

     Section 3.4. Voting Restrictions.

     (a) Non-Class Voting. In connection with any matter in which a New Shareholder or Existing Shareholder has voting rights related to Voting Securities not entitled to vote separately as a class but that vote together with all other Voting Securities not entitled to vote separately as a class on such matter, the number of votes which such New Shareholder or Existing Shareholder, as the case may be, shall be entitled to cast at its sole discretion with respect to such matter shall not exceed one vote fewer than twenty percent (20%) of the aggregate number of votes entitled to be cast thereon by all securities of Parent entitled to vote on such matter, less (i) in the case of any New Shareholder, the votes entitled to be cast by all other New Shareholders and the votes entitled to be cast by all Affiliates of New Shareholders relating to Voting Securities not entitled to vote separately as a class and (ii) in the case of any Existing Shareholder, the votes entitled to be cast by any other Existing Shareholder not entitled to vote separately as a class.

     (b) Class Voting. In connection with any matter in which a New Shareholder or Existing Shareholder has voting rights which are entitled to be counted separately as part of a class of securities entitled to vote as a class on such matter, the number of votes which such New Shareholder or Existing Shareholder, as the case may be, shall be entitled to cast at its sole discretion with respect to such matter shall not exceed one vote fewer than twenty percent (20%) of the aggregate number of votes entitled to be cast thereon by all securities of such class, less (i) in the case of a New Shareholder, the votes entitled to be cast by all other New Shareholders and the votes entitled to be cast by all Affiliates of New Shareholders relating to Voting Securities of the same class and (ii) in the case of an Existing Shareholder, the votes entitled to be cast by all other Existing Shareholders relating to Voting Securities of the same class.


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     (c) Limitation. If any New Shareholder or Existing Shareholder would otherwise be entitled to cast votes in excess of the number calculated pursuant to clauses (a) and (b) above, then the balance of such votes shall be cast for, against or abstain in respect of such matter in the same proportion as the votes cast for, against or abstain by all other shareholders of Parent entitled to vote on the matter.

                                   ARTICLE 4

                    OTHER COVENANTS OF THE NEW SHAREHOLDERS

     Section 4.1. Facilitation of the Merger. The New Shareholders jointly and severally covenant and agree that from and after the date hereof the New Shareholders and their Affiliates will (a) use their commercially reasonable efforts to cooperate with and provide assistance to Parent so as to facilitate Parent's compliance with the provisions of Section 5.8 of the Merger Agreement;
(b) refrain from taking any action which will cause the FCC or any Governmental Authority to restrain, enjoin, or otherwise prevent or materially delay the consummation of the Merger; and (c) use their best efforts (i) to avoid or prevent any Action (as defined in Section 4.2) resulting in any way from the attribution to Parent and its Affiliates of the ownership of assets of RCN Corporation, a Delaware corporation, due to the equity interest therein held by an Affiliate of a New Shareholder (the "RCN Interest") and (ii) to prevent the RCN Interest from preventing or materially delaying the consummation of the Merger beyond the Termination Date. Prior to the Effective Time, Section 4.1 governs the obligations of the New Shareholders and their Affiliates with respect to the RCN Interest, and from and after the Effective Time, Section 4.2 shall govern such obligations. This Section 4.1 shall not apply to any assets listed on Schedule 4.2.

     Section 4.2. Regulatory Compliance Responsibilities. In consideration for Parent's agreement to enter into the Merger Agreement and issue Common Stock to the New Shareholders in the Merger despite the potential for increased regulatory complications, the New Shareholders jointly and severally covenant and agree that from and after the date hereof:

          (a) the New Shareholders and their Affiliates will (i) sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of, assets, categories of assets or businesses, (ii) amend or terminate existing relationships (including, but not limited to positional interests and debtor-creditor relationships) and contractual rights and obligations, (iii) amend or terminate existing licenses or other intellectual property agreements and enter into new licenses or other intellectual property agreements, and (iv) take any and all other action, if any of the foregoing is reasonably likely to be necessary for the purpose of avoiding or preventing any Action; provided that the foregoing clauses (i)-(iv) shall not apply to any assets listed on Schedule 4.2. As used herein, "Action" shall mean any action or inaction by the FCC or any Governmental Entity that (A) would adversely affect the ability of Parent and its Affiliates to acquire additional media properties, expand its media properties or enter into joint ventures or other relationships respecting media properties and media-related activities and (B) was caused by or resulted in any way from (i) the attribution to Parent and its Affiliates of the ownership of Non-Listed Assets of the New Shareholder and its Affiliates pursuant to the Communications Act which causes the Parent or New Shareholder to violate the FCC Rules or (ii) the ownership of Non-Listed Assets of the New Shareholder and its Affiliates under applicable federal, state and local antitrust laws or any other federal, state or local laws. For example, "Action" as used herein may include the FCC's failure to grant its consent to an application filed by Parent or an Affiliate of Parent seeking approval for an acquisition of new media of mass communication including, but not limited to, radio and television stations; and

          (b) the New Shareholders and their Affiliates shall take promptly, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of any agreement to which the Parent or an Affiliate of Parent is a party in accordance with its terms unlawful or that would prevent or delay consummation of such transaction, any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated above) necessary to vacate, modify or suspend such


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     injunction or order so as to permit the consummation of such transaction prior to the deadline agreed upon by the parties to such transaction, provided that such injunction or order was caused by or resulted in any way from (x) the attribution to Parent and its Affiliates of the ownership of Non-Listed Assets of the New Shareholder and its Affiliates pursuant to the Communications Act which causes the Parent or New Shareholder or any of its Affiliates to violate the FCC Rules or (y) the ownership of Non-Listed Assets of the New Shareholder and its Affiliates under applicable federal, state and local antitrust laws or any other federal, state or local laws. The foregoing obligations of the New Shareholder and its Affiliates shall apply regardless of whether the conflict or violation results in whole or in part from actions of Parent or its Affiliates, actions of the New Shareholder or its Affiliates, or changes in any applicable laws.

          (c) Parent will promptly provide notice to the New Shareholders upon the execution of a definitive agreement for a new acquisition or other transaction which Parent reasonably believes will cause the New Shareholders or their Affiliates to incur obligations under this Section 4.2.

     Section 4.3. Scope. The foregoing obligations in Section 4.2 shall apply only to radio and television assets of the New Shareholders and their Affiliates which assets are located in the United States and outdoor advertising assets of the New Shareholders and their Affiliates which assets are located anywhere in the world excluding South America.

     Section 4.4. Survival. This Article 4 shall survive the termination of this Agreement for so long as the assets or actions of the New Shareholder or its Affiliates are attributable to or deemed to be owned or taken by Parent pursuant to attribution, control or ownership laws, rules or policies of any Governmental Entity; provided, however, if the Merger Agreement terminates prior to the consummation of the Merger, then this Article 4 shall terminate simultaneously with the termination of the Merger Agreement.

     Section 4.5. Liability Under Article IV. Thomas O. Hicks, a New Shareholder, shall not be personally liable for monetary damages arising from a breach or violation of this Article 4 by any New Shareholder; provided, however, all other New Shareholders shall be jointly and severally liable for any and all losses or damages, direct or indirect, consequential or otherwise, arising from a breach or violation of this Article 4. Except as set forth above, Thomas O. Hicks shall not in any way be released from the obligations of the New Shareholders hereunder.

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

     Section 5.1. Representations and Warranties of the New Shareholders.

     (a) Binding Agreement. Each New Shareholder severally represents and warrants as follows: (i) the New Shareholder, if not an individual, is duly organized and validly existing under the laws of the State of its organization;
(ii) the New Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (iii) the New Shareholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid, and binding obligation of the New Shareholder, enforceable against the New Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     (b) No Conflict. Each New Shareholder severally represents and warrants that neither the execution and delivery of this Agreement, nor the compliance with any of the provisions hereof in each case by the New Shareholder (i) requires any consent, approval, authorization or permit of, registration, declaration, or filing with, or notification to, any Governmental Entity (except for filings or notifications under the Exchange Act or Communications Act), (ii) results in a default (or an event which, with notice or lapse of time or both, will result in a default) or gives rise to any right of termination by any third party, cancellation, amendment, or acceleration under any material contract, agreement, instrument, commitment, arrangement, or understanding, or results in the creation of a security interest, lien, charge, encumbrance, equity, or claim with respect to any of the securities of the Company beneficially owned by the New Shareholder, (iii) requires any material consent, authorization, or approval of any person other than a Governmental Entity which has not been obtained, (iv) violates or conflicts with any order, writ, injunction, decree or law applicable to the New Shareholder or the securities of the Company beneficially owned by the New Shareholder, or (v) violates or conflicts with the organizational documents, if any, of the New Shareholder.

     (c) Share Ownership. Each New Shareholder severally represents and warrants that (i) except as set forth in Schedule 5.1, the New Shareholder is the record owner of the number of shares of common stock, par value $0.01 per share, of the Company set forth opposite his or its name on Schedule 5.1 (the "New Shareholder Shares"), free and clear of any security interests, liens, charges, encumbrances, options or restriction on the right to vote the New Shareholder Shares; (ii) the New Shareholder holds exclusive power to vote the New Shareholder Shares, subject to the limitations set forth in that certain Voting Agreement of even date herewith by and between the New Shareholder and Parent; and (iii) the New Shareholder Shares represent all of the shares of capital stock of the Company owned of record by the New Shareholder.

     Section 5.2. Representations and Warranties of the Existing Shareholders.

     (a) Binding Agreement. The Existing Shareholders represent and warrant as follows: (i) the Existing Shareholder, if not an individual, is duly organized and validly existing under the laws of its state of organization; (ii) the Existing Shareholder has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and (iii) the Existing Shareholder has duly and validly executed and delivered this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Existing Shareholder, enforceable against the Existing Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     (b) No Conflict. Each Existing Shareholder represents and warrants that neither the execution and delivery of this Agreement, nor the compliance with any of the provisions hereof in each case by the Existing Shareholder (i) requires any consent, approval, authorization or permit of, registration, declaration or filing with, or notification to, any Governmental Entity (except for filings under the Exchange Act or Communications Act), (ii) results in a default (or an event which, with notice or lapse of time or both, will result in a default) or gives rise to any right of termination by any third party, cancellation, amendment, or acceleration under any material contract, agreement, instrument, commitment, arrangement, or understanding, or results in the creation of a security interest, lien, charge, encumbrance, equity, or claim with respect to any of the securities of Parent beneficially owned by the Existing Shareholder, (iii) requires any material consent, authorization, or approval of any person other than a Governmental Entity which has not been obtained, (iv) violates or conflicts with any order, writ, injunction, decree or law applicable to the Existing Shareholder or the securities of Parent beneficially owned by the Existing Shareholder, or (v) violates or conflicts with the organizational documents, if any, of the Existing Shareholder.

     (c) Share Ownership. Each Existing Shareholder represents and warrants that
(i) except as set forth in Schedule 5.2, the Existing Shareholder is the record owner of the number of shares of Common Stock of Parent set forth on Schedule
5.2 (the "Existing Shareholder Shares"), free and clear of any security interests, liens, charges, encumbrances, options or restriction on the right to vote the Existing Shareholder Shares; (ii) the Existing Shareholder holds exclusive power to vote the Existing Shareholder Shares, subject to the limitations set forth in that certain Voting Agreement of even date herewith by and between the Existing Shareholder and the Company; and (iii) the Existing Shareholder Shares represent all of the shares of capital stock of Parent owned of record by the Existing Shareholder.

                                   ARTICLE 6

                                 MISCELLANEOUS

     Section 6.1. Termination. Except for Article 4, which shall survive for the period specified therein (but in no event after the termination of the Merger Agreement), this Agreement shall terminate upon the earlier to occur of the following: (i) the fifth anniversary of the Effective Time of the Merger, (ii) the termination of the Merger Agreement prior to consummation of the Merger,
(iii) the agreement of the parties hereto to terminate this Agreement, or (iv) the date on which a person or group (not including the New Shareholder, the Existing Shareholder or their respective Affiliates) beneficially owns more than 50% of the Voting Power, whether by way of tender or exchange offer or otherwise.

     Section 6.2. Survival. The representations and warranties herein contained shall survive indefinitely following the termination of this Agreement, subject to applicable statutes of limitation, if any; provided, however, that no representations and warranties shall survive the termination of this Agreement pursuant to Section 6.1(ii).

     Section 6.3. Specific Enforcement. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur and it would be extremely impracticable and difficult to measure damages. Accordingly, in addition to any other rights and remedies to which the parties may be entitled by law or equity, each party shall be entitled to seek specific performance of the terms hereof. Further, the parties hereto expressly waive (a) the defense that a remedy in damages will be adequate and (b) any requirement, in an action for specific performance, for the posting of a bond. The New Shareholders further agree to use their best efforts to cause their respective partners, trustees, directors, officers, employees and agents to waive, any requirement for the posting of a bond in connection with such remedy.

     Section 6.4. No Waiver. The parties hereby agree that no failure or delay by a party to this Agreement, in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

     Section 6.5. Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Texas (without giving effect to the provisions thereof relating to conflicts of law). Parent, the Existing Shareholders, and the New Shareholders hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereby in the United States District Court for the Western District of Texas sitting in Bexar County, Texas.

     Section 6.6. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     Section 6.7. Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

     Section 6.8 Interpretation. Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

     Section 6.9. Notices. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telex or telecopier (with receipt confirmed), or one business day following deposit with overnight courier or three business days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

     If to Parent:

         Clear Channel Communications, Inc.
         200 Concord Plaza
         Suite 600
         San Antonio, Texas 78216-6940
         Attention: Randall T. Mays
         Telephone: (210) 822-2828
         Facsimile: (210) 822-2299

     With a copy to:

         Akin, Gump, Strauss, Hauer & Feld L.L.P.
         1700 Pacific Avenue
         Suite 4100
         Dallas, Texas 75201-4675
         Attention: Michael E. Dillard, P.C.
         Telephone: (214) 969-2800
         Facsimile: (214) 969-4343

     If to the New Shareholders:

         c/o Hicks, Muse, Tate & Furst Incorporated
         200 Crescent Court
         Suite 1600
         Dallas, Texas 75201
         Attention: Thomas O. Hicks
         Telephone: (214) 740-7300
         Facsimile: (214) 740-7313

     With a copy to:

         Hicks, Muse, Tate & Furst Incorporated
         200 Crescent Court
         Suite 1600
         Dallas, Texas 75201
         Attention: Lawrence D. Stuart, Jr.
         Telephone: (214) 740-7300
         Facsimile: (214) 740-7313

     Section 6.10. Assignment. Without the prior written consent of the other parties hereto, no party hereto may assign this Agreement or any of its rights or obligations hereunder, in whole or in part, by operation of law or otherwise except that Parent may, without the prior written consent of the other parties, assign this Agreement upon a merger, consolidation, "business combination" as defined in Part Thirteen of the Texas Business Corporation Act as in effect on the date hereof, compulsory share exchange, recapitalization or other similar transaction, provided that holders of the capital stock of Parent or the surviving entity immediately prior to such transaction hold at least a majority of the capital stock of Parent or the surviving entity immediately after such transaction.

     Section 6.11. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     Section 6.12. Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

     Section 6.13. Counterparts. This Agreement may be executed in counterpart, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

     Section 6.14. Shareholder Capacity. No covenant or agreement of the Existing Shareholders contained herein is made by an Existing Shareholder in his capacity as a director or officer. No covenant or agreement of Thomas O. Hicks contained herein shall be deemed to be made by him in his capacity as a director or officer provided that he complies with the provisions of Section 2.1 and votes in his capacity as a director or officer. All New Shareholders other than Thomas O. Hicks shall be jointly and severally liable for any breach of this Agreement by any New Shareholder, including Thomas O. Hicks.

     Section 6.15. No Recourse Against Others. No past, present or future partner, director, officer, employee, member or stockholder of a New Shareholder or an Existing Shareholder or any of their respective partners, directors, officers, employees, members or stockholders (unless such person has executed this Agreement) shall have any liability for any obligations of the New Shareholders or the Existing Shareholders under this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

                     SHAREHOLDERS AGREEMENT SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties have caused this Shareholders Agreement to be duly executed as of the day and year first above written.

                                        CLEAR CHANNEL COMMUNICATIONS, INC.,
                                        A TEXAS CORPORATION

                                                 /s/ RANDALL T. MAYS
                                        ----------------------------------------
                                        By:   Randall T. Mays
                                        Title: Executive Vice President and
                                               Chief Executive Officer

                                        EXISTING SHAREHOLDERS:

                                                  /s/ L. LOWRY MAYS
                                        ----------------------------------------
                                                     L. Lowry Mays

                                        4-M PARTNERS, LTD., a Texas limited
                                        partnership

                                        By:        /s/ L. LOWRY MAYS
                                           -------------------------------------
                                        Name: L. Lowry Mays
                                        Title:  General Partner

                                        NEW SHAREHOLDERS:

                                        HICKS, MUSE, TATE & FURST EQUITY FUND
                                        II, L.P.

                                        By: HM2/GP PARTNERS, L.P., its general
                                            partner

                                        By: HICKS, MUSE GP PARTNERS, L.P., its
                                            general partner

                                        By: HICKS, MUSE FUND II INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        HM2/HMW, L.P.

                                        By: HICKS, MUSE, TATE & FURST EQUITY
                                            FUND II, L.P., its general partner

                                        By: HM2/GP PARTNERS, L.P., its general
                                            partner

                                        By: HICKS, MUSE GP PARTNERS, L.P., its
                                            general partner

                                        By: HICKS, MUSE FUND II INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        HM2/CHANCELLOR, L.P.

                                        By: HM2/CHANCELLOR GP, L.P., its general
                                            partner

                                        By: HM2/CHANCELLOR HOLDINGS, INC., its
                                            general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        HM4/CHANCELLOR, L.P.

                                        By: HICKS, MUSE FUND IV LLC, its general
                                            partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:  President

                                        CAPSTAR BROADCASTING PARTNERS, L.P.

                                        By: HM3/CAPSTAR PARTNERS, L.P., its
                                            general partner

                                        By: HM3/CAPSTAR, INC., its general
                                            partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:   President

                                        CAPSTAR BT PARTNERS, L.P.

                                        By: HM3/GP PARTNERS, L.P., its general
                                            partner

                                        By: HICKS, MUSE GP PARTNERS III, L.P.,
                                            its general partner

                                        By: HICKS, MUSE FUND III INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:   President

                                        CAPSTAR BOSTON PARTNERS, L.L.C.

                                        By: HM3/GP PARTNERS, L.P., its managing
                                            member

                                        By: HICKS, MUSE GP PARTNERS III, L.P.,
                                            its general partner

                                        By: HICKS, MUSE FUND III INCORPORATED,
                                            its general partner

                                        By:       /s/ THOMAS O. HICKS
                                           -------------------------------------
                                        Name: Thomas O. Hicks
                                        Title:   President

                                                 /s/ THOMAS O. HICKS
                                        ----------------------------------------
                                                    Thomas O. Hicks